      As filed with the Securities and Exchange Commission on May 12, 2000
                                                   Registration No. 333-________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                               POET HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                Delaware                               94-3221778
        ------------------------                 -----------------------
        (State of Incorporation)                    (I.R.S. Employer
                                                 Identification Number)

                            999 Baker Way, Suite 200
                           San Mateo, California 94404
                    (Address of Principal Executive Offices)

                             ----------------------

                      AMENDED AND RESTATED 1995 STOCK PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            1999 DIRECTOR OPTION PLAN
                            (Full title of the plans)

                             ----------------------

                                  Dirk Bartels
                      President and Chief Executive Officer
                               POET HOLDINGS, INC.
                            999 Baker Way, Suite 200
                           San Mateo, California 94404
                     (Name and address of agent for service)
                                 (650) 286-4640
          (Telephone number, including area code, of agent for service)

                             ----------------------

                                   Copies to:
                             Bruce M. McNamara, Esq.
                              Margo M. Eakin, Esq.
                                 Anand Rao, Esq.
                        WILSON SONSINI GOODRICH & ROSATI,
                            PROFESSIONAL CORPORATION
                               650 Page Mill Road
                           Palo Alto, California 94304
                            Telephone: (650) 493-9300

================================================================================

================================================================================

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                          AMOUNT        PROPOSED MAXIMUM    PROPOSED MAXIMUM       AMOUNT OF
TITLE OF SECURITIES TO                     TO BE         OFFERING PRICE         AGGREGATE         REGISTRATION
BE REGISTERED                          REGISTERED(1)      PER SHARE(2)      OFFERING PRICE(2)         FEE
--------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value
  per share:

Issuable under the Amended and
Restated 1995 Stock Plan                  215,880            $56.73           $12,246,872.40       $ 3,233.17

To be issued under the Amended and
Restated 1995 Stock Plan                  745,509            $27.83           $20,747,515.47       $ 5,477.34

Issuable under the 1999 Employee
Stock Purchase Plan                       205,471            $56.73           $11,656,369.83       $ 3,077.28

Issuable under the 1999 Director
Option Plan                               110,000            $56.73           $ 6,240,300.00       $ 1,647.44

To be issued under the 1999
Director Option Plan                       40,000            $12.90           $   516,000.00       $   136.22

     TOTAL:                             1,316,860                             $51,407,057.70       $13,571.46

----------

(1) Amount of securities to be registered computed in accordance with Rule 457(h) of the Securities Act of 1933, as amended, as the maximum number of the Registrant's Common Stock issuable under the plans covered by this registration statement.

(2) Estimated in accordance with Rule 457(c) of the Securities Act solely for the purpose of calculating the registration fee based on the average of the high and low prices per share of the Common Stock as reported on the Neuer Markt of the Frankfurt Stock Exchange on May 10, 2000. The registration fee for the shares of Common Stock to be issued under the Amended and Restated 1995 Stock Plan, an employee stock option plan, was calculated in accordance with Rule 457(h) of the Securities Act upon the basis of the weighted average price at which the options may be exercised.

================================================================================

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents and information heretofore filed by POET Holdings, Inc. ("Registrant") with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement:

        1. The Registrant's Registrant Statement filed on Form S-1 originally filed September 17, 1999, and subsequently amended, pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended (the "Securities Act") relating to the Registrant's initial public offering of its Common Stock.

        2. The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A dated November 10, 1999, filed pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

        3. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed pursuant to the Exchange Act March 30, 2000.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        The validity of the securities being registered by this Registration Statement will be passed upon for the Company by Wilson Sonsini Goodrich & Rosati, Professional Corporation. As of the date of this Registration Statement one current individual member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, and two associated investment partnerships beneficially own an aggregate of 13,672 shares of the Registrant's common stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

        Article NINTH of the Registrant's Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

        Article VI of the Registrant's bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the Registrant if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his or her conduct was unlawful.

        In addition to indemnification provided for in the Registrant's certificate of incorporation and bylaws, the Registrant has entered into indemnification agreements with its directors and executive officers and intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not Applicable.

ITEM 8. EXHIBITS.

   EXHIBIT
    NUMBER                               DESCRIPTION
   --------                              -----------
     4.1       Amended and Restated 1995 Stock Plan and form of agreements thereunder.

     4.2 1999 Employee Stock Purchase Plan and form of agreements thereunder.

     4.3       1999 Director Option Plan and form of agreements thereunder.

     5.1       Opinion of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation, counsel to the Registrant.

    23.1       Consent of Deloitte & Touche LLP, Independent Accountants.

    23.2       Consent of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation, counsel to the Registrant (contained in Exhibit 5.1).

    24.1       Power of Attorney (see page II-4 and II-5).

ITEM 9. UNDERTAKINGS.

        A. The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of San Mateo, State of California, on May 12, 2000.

                                      POET HOLDINGS, INC.

                                      By: /s/ Dirk Bartels
                                          -------------------------------------
                                          Dirk Bartels
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dirk Bartels and Jerry Wong, and each of them acting individually, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution, to sign and execute on behalf of the undersigned any and all amendments (including post-effective amendments) to this Registration Statement, any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned does hereby ratify and confirm all that such attorneys-in-fact and agents or any of them, or any substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

                    SIGNATURE                                        TITLE                          DATE
                    ---------                                        -----                          ----
/s/               Dirk Bartels                    President, Chief Executive Officer            May 12, 2000
------------------------------------------------  and Director
                  Dirk Bartels

/s/               Jochen Witte                    Executive Vice President of European          May 12, 2000
------------------------------------------------  Operations and Chief Financial Officer
                  Jochen Witte

/s/                Jerry Wong                     Executive Vice President of U.S.              May 12, 2000
------------------------------------------------  Operations and Vice President of Finance
                   Jerry Wong

/s/                Gert Kohler                    Director                                      May 12, 2000
------------------------------------------------
                   Gert Kohler

/s/              Jerome Lecoeur                   Director                                      May 12, 2000
------------------------------------------------
                 Jerome Lecoeur

                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                                DESCRIPTION
   -------                               -----------
     4.1       Amended and Restated 1995 Stock Plan and form of agreements thereunder.

     4.2 1999 Employee Stock Purchase Plan and form of agreements thereunder.

     4.3       1999 Director Option Plan and form of agreements thereunder.

     5.1       Opinion of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation, counsel to the Registrant.

    23.1       Consent of Deloitte & Touche LLP, Independent Accountants.

    23.2       Consent of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation, counsel to the Registrant (contained in Exhibit 5.1).

    24.1       Power of Attorney (see page II-4 and II-5).